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                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Freeman A. Ford, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of FAFCO, Inc., on the Form 10Q for the quarterly period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10Q, fairly presents in all material respects the financial condition and results of operations of FAFCO Inc.

By:     /s/Freeman A. Ford
        -------------------------------
Name:   Freeman A. Ford
        -------------------------------
Title:  Chairman of the Board, President, and
        Chief Executive Officer

I, Nancy I. Garvin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of FAFCO Inc., on Form 10Q for the quarterly period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10Q fairly presents in all material respects the financial condition and results of operations of FAFCO Inc.

By:     /s/Nancy I. Garvin
        -------------------------------
Name:   Nancy I. Garvin
        -------------------------------
Title:  Vice President of Finance and
        Chief Financial Officer